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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): December 28, 1999

                         South Street Financial Corp.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       North Carolina               0-21083           56-1973261
------------------------------    -----------     ------------------
(State or other jurisdiction      (Commission       (IRS Employer
     of incorporation)            File Number)    Identification No.)




                             155 West South Street
                        Albemarle, North Carolina 28001
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                   (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 982-9184


                                      N/A
                    --------------------------------------
         (Former name or former address, if changed since last report)
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Item 8.  Changes in Fiscal Year

     On December 28, 1999, the Board of Directors of South Street Financial Corp. (the "Registrant") approved changing the Registrant's fiscal year from September 30 to December 31. The Registrant intends to file a Form 10-Q covering the transaction period on or before February 14, 2000.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTH STREET FINANCIAL CORP.


Date: January 5, 2000                    By: /s/ Carl M. Hill
                                            ------------------------------------
                                                 Carl M. Hill, President and
                                                 Chief Executive Officer

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